SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.   20549



                                       FORM 8-K


                               CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF THE
                               SECURITIES EXCHANGE ACT


          Date of Report (Date of Earliest event reported): January 19, 1994


                             SANTA FE PACIFIC CORPORATION
                (Exact Name of Registrant as Specified in Its Charter)



                                       Delaware
                    (State or Other Jurisdiction of Incorporation)


                      1-8627                              36-3258709
             (Commission File Number)                  (I.R.S. Employer
                                                      Identification No.)





                1700 East Golf Road, Schaumburg, Illinois   60173-5860
                (Address of Principal Executive Offices)   (zip code)



                                    (708) 995-6000
                 (Registrant's Telephone Number, Including Area Code)



                                   (Not Applicable)
            (Former Name or Former Address, If Changed Since Last Report)

          ITEM 5.  OTHER EVENTS

               Santa Fe Pacific Corporation announced its 1993 earnings in a January, 1994, press release, which press release is attached as Exhibit 99 and is hereby incorporated by reference.

               Attached as Exhibit 12.1 is a statement regarding computation of ratio of earnings to fixed charges (as of December 31, 1993).

                                      SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SANTA FE PACIFIC CORPORATION
                                          (Registrant)



          Date:  January 19, 1994    By:  /s/ Thomas N. Hund
                                         --------------------------------
                                            (Signature)
                                            Thomas N. Hund
                                            Vice President and Controller

                                    EXHIBIT INDEX
                                    -------------


          EXHIBIT
          NUMBER         Description of Exhibit
          -------        ----------------------

          12.1 Statement regarding computation of ratio of earnings to fixed charges (as of December 31, 1993).

          99             Santa Fe Pacific Corporation News Release dated
                         January 19, 1994.